THE MAINSTAY FUNDS

                               Research Value Fund
                              Small Cap Value Fund

                          Supplement dated May 5, 2000
                       to the Prospectus dated May 1, 2000

Research Value Fund

     Mr. G. Todd Silva no longer serves as co-portfolio manager of the Research Value Fund. Mr. Jeffrey A. Kigner serves as the primary portfolio manager for the Fund.

Small Cap Value Fund

     Mr. Timothy Dalton, Jr. no longer serves as co-portfolio manager of the Small Cap Value Fund. Mr. Kenneth Greiner is the sole portfolio manager for the Fund. Mr. Stephen J. Bruno assists Mr. Greiner in the management of the Fund. Mr. Bruno's biography is added to p. 126 and is as follows:

          Stephen J. Bruno Mr. Bruno has managed the Small Cap Value Fund since April, 2000. He joined Dalton, Greiner, Hartman, Maher & Co. in 1990 and currently is an Executive Vice President and shareholder. Prior to that he was an investment analyst with Dillion, Read Capital, Inc. from 1989 to 1990.

     Footnote 2 on page 129 is replaced by the following:

          With respect to DGHM's Small Cap Value Composite, performance is net of actual management fees paid, which were 1% per annum. The composite consists of fewer than five accounts since its inception in July 1994. A complete list of composites is available upon request. Annual net returns, composite assets (in millions), percentage of firm assets and the standard deviation of composite accounts were as follows: 1994 --- .3%, $25, <1%, 0; 1995 --- 13.4%, $20, <1%, .30; 1996 --- 30.2%, $21,
          1%, .17;  1997 --- 40%,  $27, 2%, .33;  1998 --- 2.7%,  $46, 5%, 0.05;
          1999 --- 6.8%, $57, 8%, .56.

     The table under "DGHM: Related Performance" on page 131 is replaced by the following:

                                                          As of 12/31/99
                                        One Year    Three Year     Five Year   Since Inception
                                         Total        Total          Total          Total
                                        Return       Return          Return         Return
                                        -------      -------        --------     ------------
Dalton, Greiner, Hartman, Maher & Co.

Small Cap Value Composite                 6.8%         13.3%          16.5%         15.0%

Russell 2000 Index                       21.3%         13.1%          16.7%         16.1%